SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ____________________

                                   FORM 8-K/A
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

                              ____________________

         Date of Report (Date of earliest event reported): July 27, 2004


                        THE DOE RUN RESOURCES CORPORATION
                        ---------------------------------

             (Exact name of registrant as specified in its charter)

             New York            333-52285         13-1255630
         ---------------        ------------     --------------
         (State or other        (Commission      (IRS Employer
         jurisdiction of        File Number)     Identification
         incorporation)                             Number)

         1801 Park 270 Drive, St. Louis, Missouri           63146
         ------------------------------------------------------------
          (Address of principal executive offices)        (Zip Code)


                                 (314) 453-7100
               --------------------------------------------------
               Registrant's telephone number, including area code


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 4.     Changes in Registrant's Certifying Accountant

      1) On July 27, 2004, The Doe Run Resources Corporation ("Doe Run" or the "Company") decided to replace KPMG LLP ("KPMG") as the Company's independent auditors effective with KPMG's completion of its review of the Company's financial statements as of and for the three months ended January 31, 2004.

      (i) The reports of KPMG on the Company's financial statements for the past two years did not contain any disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles. The reports by KPMG on Doe Run's financial statements contained in its Form 10-K filed with the Securities and Exchange Commission for its fiscal years ended October 31, 2002 and October 31, 2003 expressed doubt as to Doe Run's ability to continue as a going concern.

      (ii) The decision to dismiss KPMG was unanimously approved by Doe Run's Board of Directors.

      (iii) In connection with the audits of the Company's financial statements for the years ended October 31, 2002 and October 31, 2003, and the interim period subsequent thereto, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference thereto in its report on the Company's financial statements for such years.

      (iv) The Company provided KPMG with a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission. On August 10, 2004, the Company received a copy of a letter from KPMG addressed to the Securities and Exchange Commission (the "Commission"), dated August 6, 2004, which responds to certain statements made by the Company herein (which were also contained on its Form 8-K filed with the Commission on July 30, 2004). A copy of such letter is attached hereto as Exhibit 16.1.

      2) Doe Run's Board has authorized the retention of Crowe Chizek and Company LLC to be Doe Run's new independent auditors.

Item 7.     Financial Statements and Exhibits

            16.1 Letter dated August 6, 2004 from KPMG responding to the information in Item 4 of this report.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      THE DOE RUN RESOURCES CORPORATION


                                          By:    /s/ DAVID CHAPUT
                                                 -------------------------------
                                          Name:  David Chaput
                                          Title: Chief Financial Officer

Date:  August 17, 2004